UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                           May 26, 2000

                 Commission File Number: 0-27161


               -----------------------------------

                       PAYFORVIEW.COM CORP.
      (Exact name of registrant as specified in its charter)


Nevada, U.S.A.                                         91-1976310
(State or other jurisdiction of                  (I.R.S. Employer
 incorporation or organization)               Identification No.)


     575 Madison Avenue, 10th Floor, New York, New York 10022
             (Address of principal executive offices)

                          (212) 605-0150
         (Issuer's telephone number, including area code)


                               N/A
       (Former name, former address and former fiscal year,
                  if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

          (i) On May 26, 2000, Payforview.com ("Registrant"), confirmed with its auditors, Davidson & Company, that the firm would no longer be representing the Registrant as its accountants.

          (ii) Davidson & Company have not previously reported on the consolidated financial statements for the Company.

          (iii) The change of independent accountants was ratified by the Board of Directors of the Company on May 26, 2000.

          (iv) There have been no disagreements with Davidson & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Davidson & Company would have caused them to make reference thereto in their report on the consolidated financial statements for any years for which an audit was undertaken.

          (v)  During the most recent fiscal year and through May
25, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

          (vi) The Registrant has requested that Davidson & Company furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 26, 2000, is filed as Exhibit 16.1 to this Form 8-K.

     (b) New independent accountants

     The Registrant engaged Grant Thornton LLP as its new independent accountants as of May 26, 2000. During the most recent fiscal year and through May 26, 2000, the Registrant has not consulted with Grant Thornton LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.


Item 7.  Financial Statement and Exhibits

     The following documents are filed herewith as exhibits:

     16.1 Letter from Davidson & Company, dated May 26, 2000.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 30, 2000

                                   PAYFORVIEW.COM CORP.


                                   /s/ Marc A. Pitcher
                                   Marc A. Pitcher,
                                   President and Director

                           Exhibit 16.1


May 26, 2000

Office of the Chief Accountant
SCEPS Letter File
Mail Stop 9-5
Securities and Exchange Commission
450 Fifth Street, N.W.

Washington, D.C. 20549

Re:     Payforview.com Inc.


Dear Sir/Madam:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that was ratified on May 26, 2000, to be filed by our former client, Payforview.com Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Yours very truly,



 /s/ Davidson & Company